UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: April 28, 2026
(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

One New Orchard Road Armonk, New York	10504
(Address of principal executive offices)	(Zip Code)
914-499-1900
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Capital stock, par value $.20 per share	IBM	New York Stock Exchange
NYSE Texas
0.300% Notes due 2026	IBM 26B	New York Stock Exchange
1.250% Notes due 2027	IBM 27B	New York Stock Exchange
3.375% Notes due 2027	IBM 27F	New York Stock Exchange
0.300% Notes due 2028	IBM 28B	New York Stock Exchange
1.750% Notes due 2028	IBM 28A	New York Stock Exchange
1.500% Notes due 2029	IBM 29	New York Stock Exchange
0.875% Notes due 2030	IBM 30A	New York Stock Exchange
2.900% Notes due 2030	IBM 30C	New York Stock Exchange
1.750% Notes due 2031	IBM 31	New York Stock Exchange
3.000% Notes due 2031	IBM 31A	New York Stock Exchange
3.625% Notes due 2031	IBM 31B	New York Stock Exchange
0.650% Notes due 2032	IBM 32A	New York Stock Exchange
3.150% Notes due 2033	IBM 33A	New York Stock Exchange
3.450% Notes due 2034	IBM 34A	New York Stock Exchange
1.250% Notes due 2034	IBM 34	New York Stock Exchange
3.750% Notes due 2035	IBM 35	New York Stock Exchange
3.450% Notes due 2037	IBM 37	New York Stock Exchange
3.850% Notes due 2038	IBM 38B	New York Stock Exchange
4.875% Notes due 2038	IBM 38	New York Stock Exchange
1.200% Notes due 2040	IBM 40	New York Stock Exchange
4.000% Notes due 2043	IBM 43	New York Stock Exchange
3.800% Notes due 2045	IBM 45A	New York Stock Exchange
Floating Rate Notes due 2028	IBM 28E	New York Stock Exchange
6.22% Debentures due 2027	IBM 27	New York Stock Exchange
6.50% Debentures due 2028	IBM 28	New York Stock Exchange
5.875% Debentures due 2032	IBM 32D	New York Stock Exchange
7.00% Debentures due 2045	IBM 45	New York Stock Exchange
7.125% Debentures due 2096	IBM 96	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e). Compensatory Arrangements of Certain Officers.
On April 28, 2026, the IBM 2026 Long-Term Performance Plan (the “Plan”) was approved by the stockholders of International Business Machines Corporation ("IBM" or the "Company") at its 2026 Annual Meeting of Stockholders (the "Annual Meeting") held on that date. The Plan was previously approved by the Company's Board of Directors (the “Board”) on February 24, 2026, subject to stockholder approval.
The Plan authorizes certain incentive compensation awards to be granted to employees (including the officers of the Company) and independent contractors providing services to the Company and its subsidiaries, subject to the terms and conditions of the Plan. The types of awards that may be granted under the Plan include stock options, SARs, restricted stock, RSUs, PSUs, and other stock-based or cash-based awards.
A detailed summary of the Plan is described under "Approval of 2026 Long-Term Performance Plan" of the Company's definitive proxy statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 10, 2026 (the "2026 Proxy Statement"), and is incorporated herein by reference. Such summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is included in the 2026 Proxy Statement as Appendix B.
Item 5.03(a). Amendment to By-laws.
As disclosed in the Company’s 2026 Proxy Statement, Frederick H. Waddell was not a nominee for election at the Company’s Annual Meeting held on April 28, 2026, and his term on the Board ended. As a result, Article III, Section 2 of the Company’s By-Laws was amended to decrease the number of directors to thirteen, effective April 28, 2026. The full text of IBM’s By-Laws, as amended effective April 28, 2026, is included as Exhibit 3.2 to this report.
Item 5.07. Submission of Matters to a Vote of Security Holders.
(a) IBM held its Annual Meeting on April 28, 2026. Below are the final voting results. For more information on the following proposals, see IBM’s 2026 Proxy Statement dated March 10, 2026, the relevant portions of which are incorporated herein by reference.
(b) Election of Directors for a Term of One Year:

DIRECTOR	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
M.C. Brown	566,629,438	20,614,934	3,301,846	153,795,179
T. Buberl	571,971,421	15,580,499	2,994,298	153,795,179
D.N. Farr	563,836,707	23,572,343	3,137,168	153,795,179
A. Gorsky	576,449,340	11,120,322	2,976,556	153,795,179
M.J. Howard	581,408,345	6,354,053	2,783,820	153,795,179
A. Krishna	550,735,370	37,035,145	2,775,703	153,795,179
R. Laguarta	576,049,534	11,492,843	3,003,841	153,795,179
A.N. Liveris	509,517,363	77,131,225	3,897,630	153,795,179
F.W. McNabb III	579,894,423	7,619,457	3,032,338	153,795,179
M. Miebach	580,393,883	7,148,217	3,004,118	153,795,179
M.E. Pollack	581,101,903	6,775,731	2,668,584	153,795,179
P.R. Voser	567,427,048	20,099,791	3,019,379	153,795,179
A.W. Zollar	565,396,048	21,774,303	3,375,867	153,795,179

Ratification of Appointment of Independent Registered Public Accounting Firm:

For	696,575,072	94.0%
Against	44,126,730	6.0%
Abstain	3,639,595

Management Proposal on Advisory Vote on Executive Compensation (Say on Pay):

For	549,921,108	94.2%
Against	33,951,059	5.8%
Abstain	6,674,051
Broker Non-Votes	153,795,179

Management Proposal on 2026 Long-Term Performance Plan:

For	443,997,153	75.8%
Against	141,393,340	24.2%
Abstain	5,155,725
Broker Non-Votes	153,795,179

Stockholder Proposal Requesting a Change to IBM’s Outside Director Stock Ownership Guidelines:

For	25,236,592	4.4%
Against	554,331,295	95.6%
Abstain	10,978,331
Broker Non-Votes	153,795,179

Stockholder Proposal Requesting a Right to Act by Written Consent:

For	217,600,186	37.3%
Against	366,073,636	62.7%
Abstain	6,872,396
Broker Non-Votes	153,795,179

Stockholder Proposal Requesting a Report on AI Bias:

For	14,185,799	2.4%
Against	565,479,507	97.6%
Abstain	10,880,912
Broker Non-Votes	153,795,179

Stockholder Proposal Requesting a Report on Discrimination in Charitable Support:

For	12,738,223	2.2%
Against	567,012,840	97.8%
Abstain	10,795,155
Broker Non-Votes	153,795,179

Item 9.01. Financial Statements and Exhibits.
(d)Exhibits
The following exhibits are being furnished as part of this report:

Exhibit No.	Description of Exhibit
3.2	The By-laws of IBM, as amended through April 28, 2026

The following exhibit is being filed as part of this report:

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 1, 2026

	By:	/s/ Jane P. Edwards
Jane P. Edwards
Vice President, Assistant General Counsel and Secretary
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